Delivering value through strategic and disciplined growth 2022 Janney's Bank CEO Forum February 2‐3, 2022

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward‐looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward‐looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward‐looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward‐looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. A number of factors, many of which are beyond management’s control, could cause future results to vary materially from current management expectations. Such factors include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including changes interest rates, California unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation (including the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended, and the Economic Aid to Hard‐Hit Small Businesses, Nonprofits and Venues Act of 2020); our borrowers’ actual payment performance as loan deferrals related to the COVID‐19 pandemic expire, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services. In addition, events or factors that could cause results or performance to materially differ from those expressed in the forward‐looking statements concerning the AMRB acquisition include, but are not limited to: • the businesses of Bancorp and AMRB may not be integrated successfully or such integration may be more difficult, time‐consuming or costly than expected; • expected cost savings from the acquisition may not be fully realized or realized within the expected time frame; • revenues following the merger may be lower than expected; • customer and employee relationships and business operations may be disrupted by the acquisition; and • the ability to obtain required regulatory and shareholder approvals, and the ability to complete the acquisition within the expected timeframe may be more difficult, time‐consuming or costly than expected. Important factors that could cause results or performance to materially differ from those expressed in our prior forward‐looking statements are detailed in the Risk Factors section of our 2020 Form 10‐K as filed with the SEC, copies of which are available from us at no charge. We do not undertake to update forward‐looking statements to reflect circumstances or events that occur after the date the forward‐looking statements are made or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non‐GAAP financial measures as shown on page 12 of this presentation. Please refer to the reconciliation of GAAP to Non‐GAAP financial measures included on page 2 and 3 of our Form 8‐K under Item 9 ‐ Financial Statements and Exhibit 99.1 filed with the SEC on January 24, 2022.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full‐time equivalent 328 Assets $4.3 billion Market Capitalization $588.6 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 COMMUNITY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm‐All Stars: Class of 2020 SINCE 2003 (As of December 31, 2021)

Tim Myers President & Chief Executive Officer •26 years in finance and banking •15 years with Bank of Marin Rich Lewis EVP, Chief Information Officer •25 years in financial services •Joined Bank of Marin in 2020 Tani Girton EVP, Chief Financial Officer •36 years in financial services •8 years with Bank of Marin Over 265 Years of Combined Management Experience Through Various Economic Cycles 4 Nasdaq: BMRC Misako Stewart EVP, Chief Credit Officer •30 years in banking •8 years with Bank of Marin Nancy Rinaldi Boatright SVP, Corporate Secretary •50 years in banking •19 years with Bank of Marin Bob Gotelli EVP, Human Resources •27 years of human resources experience •21 years with Bank of Marin Nikki Sloan EVP, Commercial Banking •27 years in banking •Joined Bank of Marin in 2021 Brandi Campbell SVP, Retail Banking •31 years in banking •Joined Bank of Marin in 2019 Andrea Henderson FVP, Director of Marketing •14 years of marketing experience •Joined Bank of Marin in 2018

5 Nasdaq: BMRC • 31 retail branches and 8 commercial banking offices located across 10 counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings. • Strong deposit base with low- cost funding source for lending activity. Delivering a relationship and community focused banking model on a regional scale (loan production office) (loan production office)

6 Nasdaq: BMRC Balanced Approach to Growth Creates Long-Term Value 5 year average annual return: 3.45%1 1As of December 31, 2021 10 year average  annual return: 9.20%1 Total annual shareholder return averages 11.06% over 20 years1 As of 1/28/22 the stock  price was $36.95 $37.231 $28.271 Share and per share data have  been adjusted to reflect the  two‐for‐one stock split effective  in 2018.

Prudent, Sustainable Model for Loan Growth 7 Nasdaq: BMRC ($ billions) Five‐year compound annual loan  growth rate: 8.69% 2 1 Net of deferred unaccreted PPP loan fees and costs of $2.5 million. 2 Compounded annual growth rate from December 31, 2016 to December 31, 2021 PPP Loans: $111.2 million 1 Excluding PPP: $2.15 billion 2016 2017 2018 2019 2020 2021 NPAs / Total Assets 0.03% 0.02% 0.03% 0.01% 0.32% 0.21 % NCO / Average Loans (0.16) % 0.01% — % — % — % — % Disciplined Underwriting  Standards Mitigate Risk and  Produce Strong Asset Quality  Through Economic Cycles 3 Includes ARB loan base acquired in Q3 2021. 3

Paycheck Protection Program ("PPP") Portfolio 8 Nasdaq: BMRC PPP Status Update ($ in millions) Bank of Marin American River Bank Number $ Amount Number $ Amount Total Originated PPP1 1,813 $307.9 477 $80.2 PPP2 1,063 136.2 203 26.0 Totals 2,876 $444.1 680 $106.2 Forgiven and paid off as of 12/31/2021 PPP1 1,781 $285.3 472 $80.1 PPP2 740 48.0 195 23.3 Totals 2,521 $333.3 667 $103.4 Remaining as of 12/31/2021 PPP1 32 $22.6 5 $0.1 PPP2 323 88.2 8 2.7 Totals 355 $110.8 13 $2.8 ◦ Bank of Marin and American River Bank originated a combined total of 3,556 loans amounting to $550.3 million in two rounds of SBA PPP loan financing. Of these amounts, as of December 31, 2021 there were 368 loans outstanding totaling $111.2 million (net of $2.5 million in unrecognized fees and costs). ◦ Remaining PPP1 loans are expected to be forgiven by early 2022. PPP2 loan forgiveness is well underway. ◦ Of the remaining PPP loans, 158 totaling $6.1 million (Bank of Marin), and 9 totaling $322 thousand (American River Bank), are less than or equal to $150 thousand and have access to streamlined forgiveness.

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 9 Nasdaq: BMRC 1 Compounded annual growth rate from December 31, 2016 to December 31, 2021. Q4 2021 Cost of Deposits 0.06% Five‐year compound annual deposit growth rate: 16.52%1 2 2 Includes ARB deposit base acquired in Q3 2021.

Low Efficiency Ratio Demonstrates Disciplined Expense Control 10 Nasdaq BMRC 1 Peer group includes major exchange‐traded Western region banks with assets of $1 billion to $6.5 billion. Latest available peer data as of Q3 2021. 2 Refer to the reconciliation of GAAP to non‐GAAP financial measures on page 12 for more information. 1 Bank of Napa American River (Non‐GAAP 53.6% 2) Early sub debt redemption (Non‐GAAP 56.0% 2) (Non‐GAAP 57.8% 2)

Q4 & YTD 2021 Results 11 Nasdaq: BMRC *2021 results are non‐GAAP adjusted for merger‐related expenses.  Refer to the reconciliation of GAAP to non‐GAAP financial measures on page 12 for more  information. 1 Excludes SBA PPP loans. Q4’21 Q3’21 △ Q4’21 vs  Q3’21 FY 2021 FY 2020 △ YTD 2021  vs YTD 2020 Earnings* $10.5MM $9.2MM $1.3MM $38.1MM $30.2MM $7.9MM Diluted EPS* $0.66 $0.61 $0.05 $2.64 $2.22 $0.42 Loan Originations1 $80.0MM $32.6MM $47.4MM $181.7MM $165.5MM $16.2MM Cost of Deposits 0.06% 0.06% 0bps 0.07% 0.11% 4 bps Tax Equivalent NIM 3.03% 3.15% 12 bps 3.17% 3.55% 38 bps Efficiency Ratio* 53.63% 56.02% 239 bps 57.51% 55.56% 195 bps Return on Assets* 0.97% 0.98% 1 bp 1.08% 1.04% 4 bps Return on Equity* 9.19% 8.69% 50 bps 9.67% 8.60% 107 bps Dividend $0.24 $0.24 $0.00 $0.94 $0.92 $0.02 As of December 31, 2021

Reconciliation of GAAP to Non-GAAP Financial Measures 12 Nasdaq: BMRC Reconciliation of GAAP and Non-GAAP Financial Measures Three months ended Year ended (in thousands, except share data; unaudited) December 31, 2021 September 30, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Net income Net income (GAAP) $ 9,714 $ 5,282 $ 8,117 $ 33,228 $ 30,242 Merger-related one-time and conversion costs: Personnel and severance 336 2,668 — 3,005 — Professional services — 1,778 — 1,976 — Data processing 695 433 — 1,127 — Other 67 263 — 350 — Total merger costs before tax benefits 1,098 5,142 — 6,458 — Income tax benefit of merger-related expenses (307) (1,222) — (1,547) — Total merger-related one-time and conversion costs, net of taxes 791 3,920 — 4,911 — Comparable net income (non-GAAP) $ 10,505 $ 9,202 $ 8,117 $ 38,139 $ 30,242 Diluted earnings per share Weighted average diluted shares 16,027 14,993 13,615 14,422 13,617 Diluted earnings per share (GAAP) $ 0.61 $ 0.35 $ 0.60 $ 2.30 $ 2.22 Merger-related one-time and conversion costs, net of taxes $ 0.05 $ 0.26 $ — $ 0.34 $ — Comparable diluted earnings per share (non-GAAP) $ 0.66 $ 0.61 $ 0.60 $ 2.64 $ 2.22 Return on average assets Average assets $ 4,298,766 $ 3,743,968 $ 2,958,360 $ 3,537,163 $ 2,897,165 Return on average assets (GAAP) 0.90% 0.56% 1.09% 0.94% 1.04 % Comparable return on average assets (non-GAAP) 0.97% 0.98% 1.09% 1.08% 1.04 % Return on average equity Average stockholders' equity $ 453,468 $ 420,124 $ 359,481 $ 394,363 $ 351,494 Return on average equity (GAAP) 8.50% 4.99% 8.98% 8.43% 8.60 % Comparable return on average equity (non-GAAP) 9.19% 8.69% 8.98% 9.67% 8.60 % Efficiency ratio Non-interest expense (GAAP) $ 18,984 $ 22,686 $ 14,220 $ 72,638 $ 58,458 Merger-related expenses (1,098) (5,142) — (6,458) — Non-interest expense (non-GAAP) $ 17,886 $ 17,544 $ 14,220 $ 66,180 $ 58,458

Net Interest Margin 13 Nasdaq: BMRC 1 Peer group includes major exchange‐traded Western region banks with assets of $1 billion to $6.5 billion.  Latest available peer data as of Q3 2021. 1

Strong Capital Ratios Support Future Growth Opportunities 14 Nasdaq: BMRC

Peer Comparison Financial Measures 15 Nasdaq: BMRC BMRC Q3 2021 Peer Median Q3 2021 Percentile Non‐Interest Bearing/Total Deposits 49.30% 38.20% 100.00 % Gross Loan Growth Rate (year over year)1 9.90% (2.60) % 93.30 % NPAs/Assets 0.22% 0.22% 50.90 % Efficiency Ratio2 56.02% 58.70% 61.20 % Return on Average Assets2 0.98% 1.14% 12.80 % Return on Average Equity2 8.69% 11.62% 4.90 % Tangible Common Equity/ Tangible Assets 9.06% 8.68% 68.30 % Net Income/FTE Annualized2 $ 105.8 $ 102.9 68.00 % Peers are major exchange‐traded U.S. Western‐region banks with $1 billion to $6.5 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of Q3 2021. 1 Includes AMRB acquisition‐related loan growth 2 Non‐GAAP adjusted for merger‐related expenses.  Refer to the reconciliation of GAAP to non‐GAAP financial measures on page 12 for more  information.

Dependable Earnings and Dividend Growth 16 Nasdaq: BMRC 1 Prior period share and per share data have been adjusted to reflect the two‐for‐one stock split effective in 2018. 11 Do lla rs  p er  sh ar e $M M Bank of  Napa  Acquisition  & Tax Cuts  and Jobs  Act

AMRB Acquisition Status Update 17 Nasdaq: BMRC Systems Conversion: • Legacy Bank of Marin and American River Bank teams are partnering to devise product migration scenarios and prepare customer communications to ensure a successful core system conversion in late March 2022. Financial Performance: • Both Banks beat consensus Q4 estimates modelled at the time of announcement. • One-time expenses and cost saves are on track to beat original estimates. • An early August close allowed for the acquisition to be more accretive to earnings in H2 2021. Business Development: • Key strategic hires in place to enhance existing regional teams and expertise. • Market-specific business plan under development to achieve growth targets.

Bank of Marin’s Strategic Priorities 18 Nasdaq: BMRC Driving strategic and disciplined growth Grow our loyal customer base through RELATIONSHIP BANKING Develop talent and align resources to drive LOAN GROWTH Enhance product offerings and efficiencies with TECHNOLOGY

Contact Us 19 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Andrea Henderson Director of Marketing (415) 884-4757 andreahenderson@bankofmarin.com